UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 4, 2013
Date of Report (Date of earliest event reported)

AMERCO
(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239
(Address of Principal Executive Offices)

(775) 688-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Items

On December 6, 2013, AMERCO (the “Company”) announced that its Board of Directors declared a special dividend on its Common Stock of $1.00 per share payable to all shareholders of record of the Company’s Common Stock as of close of business on January 10, 2014. The payment date for the special dividend will be February 14, 2014.

The Company’s press release regarding the special dividend is included as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release dated December 6, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2013

AMERCO

/s/ Jason A. Berg

Jason A. Berg,

Principal Financial Officer and

Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated December 6, 2013.